                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of PerfectData Corporation (the
"Company") on Form 10-QSB for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we,
John Bush, Chief Executive Officer of the Company, and John C. Rudy, Chief
Financial Officer of the Company, certify, pursuant to 18 U.S.C.  Section
1350, as adopted pursuant to  Section  906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

     A signed original of this written statement has been provided to the
Company and will be retained by the Company and furnished to the SEC or its staff upon request.

                                   /s/  JOHN BUSH
                                        ---------
                                        John Bush
                                        Chief Executive Officer

                                   /s/  JOHN C. RUDY
                                        ------------
                                        John C. Rudy
                                        Chief Financial Officer

February 1, 2006